SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549

                                FORM 8-K

                             CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): December 19, 2002


                          CONCEPTS DIRECT, INC.
      _____________________________________________________________
         (Exact name of registrant as specified in its charter)


     Delaware                    0-20680              52-1781893
_________________________      ____________          ____________
(State or other jurisdiction   (Commission File       (IRS Employer
 of incorporation)              Number)                Identification
                                                       No.)

2950 Colorful Avenue, Longmont, CO                    80504
_____________________________                      ___________
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code: (303) 772-9171



Item 5. Other Events and Regulation FD Disclosure.

On December 20, 2002, Concepts Direct, Inc. (the "Company") announced the receipt of a non-binding letter of intent on December 19, 2002 from Phillip A. Wiland, Chairman, President and Chief Executive Officer, and his wife, Linda S. Wiland, for the acquisition of the Company for $0.68 per share pursuant to a cash merger. A copy of the press release dated December 20, 2002 announcing the foregoing is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

Exhibit    Description

99.1       Concepts Direct, Inc. Press Release dated December 20, 2002*

*Exhibit filed herewith.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONCEPTS DIRECT, INC.

Date:  December 20, 2002                 /s/ Zaid H. Haddad
                                         Zaid H. Haddad
                                         Chief Financial Officer